Exhibit 10.116

LIMITED CONSENT AGREEMENT

This LIMITED CONSENT AGREEMENT (this “Consent”) is dated as of January 27, 2009 and is entered into by and among BANK OF AMERICA, N.A., as lender (the “Lender”), with offices at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, and MEADE INSTRUMENTS CORP., a Delaware corporation (“Meade”), SIMMONS OUTDOOR CORPORATION, a Delaware corporation (“Simmons”), and CORONADO INSTRUMENTS, INC., a California corporation (“Coronado” and together with Meade and Simmons, the “Borrowers” and each individually “Borrower”).

WHEREAS, the Lender and the Borrowers have entered into that certain Amended and Restated Credit Agreement dated as of October 25, 2002 (as amended, restated or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have informed the Lender that Meade’s Subsidiary, Meade Instruments Europe Corp., a California corporation (“MIEC”), intends to sell all of its interest in Meade Instruments Europe GmbH & Co. KG, a German limited partnership (“Meade Europe”), in a transaction (the “Meade Europe Transaction”) pursuant to a Purchase Agreement of Shares of a German Limited Partnership between Meade, MIEC, Meade Europe, Bresser GmbH, and Helmut Ebbert (the “Purchase Agreement”);

WHEREAS, the Borrowers have informed the Lender that they are in violation of the Minimum EBITDA covenant set forth in Section 7.22 of the Credit Agreement as of November 30, 2008 (the “Existing Default”), which Existing Default constitutes an Event of Default under the Credit Agreement and gives rise to certain default rights and remedies that are available to the Lender in accordance with the Credit Agreement, the other Loan Documents, and applicable law;

WHEREAS, the Lender has reserved the right, in connection with the Existing Default, to exercise one or more of its default rights, remedies, and powers under the Credit Agreement and the other Loan Documents, at law or otherwise at any time without further notice or demand and has informed the Borrowers that the continued funding of any loans or the issuance of any Letters of Credit by the Lender is without prejudice to, and will not constitute a waiver of, the Lender’s default rights and remedies; and

WHEREAS, notwithstanding the occurrence and continuance of the Existing Default, the Borrowers have requested that the Lender consent to the Meade Europe Transaction and the Lender has agreed to such consent pursuant to the terms and conditions set forth herein; provided that nothing in this Consent, nor any failure, at any time or times, to exercise, nor any delay in exercising, any of the Lender’s default rights and remedies shall waive, affect, or diminish any right of the Lender.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Consent, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                             Definitions.  Initially capitalized terms used but not defined in this Consent have the respective meanings set forth in the Credit Agreement, as amended hereby.

ARTICLE II

LIMITED CONSENT

Section 2.01.                             Limited Consent.  Notwithstanding anything contrary in the Credit Agreement or any other provision set forth in the Loan Documents, and subject to the terms, conditions, and other restrictions set forth herein, the Lender hereby consents to the Meade Europe Transaction.  This consent is limited to the Meade Europe Transaction and is not a consent to any other transaction, whether or not similar to the foregoing.  The consent to the Meade Europe Transaction is conditioned upon satisfaction of each of the following conditions precedent thereto, as well as the conditions precedent set forth in Article IV below:

(i)                                     The Borrowers shall have delivered to the Lender an executed copy of the Purchase Agreement together with true and correct copies of all exhibits and schedules thereto and all agreements executed or delivered in connection therewith, all of which must be in form and substance satisfactory to the Lender in its sole discretion;

(ii)                                  Except for the Existing Default, no Default or Event of Default shall have occurred and be continuing or result from the consummation of the Meade Europe Transaction; and

(iii)                               100% of the cash proceeds of the Meade Europe Transaction to be received by MIEC shall be paid directly to Meade’s account no. 1458927067 maintained with the Lender to be applied first to the Obligations in accordance with the Credit Agreement, second as payment to the Lender in the amount of $750,000 to be held as cash collateral (as more particularly described below), and third to be disbursed to the Borrowers for ordinary working capital purposes.

Upon satisfaction of the foregoing conditions with respect to the Meade Europe Transaction (or concurrently therewith), and upon the Borrowers’ request, the Lender will execute and deliver such lien releases (including UCC-3 financing statement amendments) as may be necessary to effectively terminate any and all of the Lender’s Liens on the property to be sold pursuant to the Meade Europe Transaction, all at the Borrowers’ sole cost and expense.

ARTICLE III

IC LETTER OF CREDIT

Section 3.01.                             IC Letter of Credit.  The Borrowers have requested that the Lender issue a Letter of Credit in the face amount of $700,000 for the benefit of The Irvine Company (the “IC Letter of Credit”).  The Borrowers have been informed by the Lender and hereby acknowledge that the face amount of the requested IC Letter of Credit would exceed Availability.  Notwithstanding the lack of Availability, but subject to all other terms and conditions set forth in the Credit Agreement with respect to the issuance of Letters of Credit, the Lender hereby agrees to issue the IC Letter of Credit following receipt of the Cash Collateral (as defined below).

Section 3.02.                             Cash Collateral.  As security for the Borrowers’ obligations relating to the IC Letter of Credit, the Borrowers hereby pledge and assign, and grant to the Lender a continuing security interest in cash collateral in the amount of $750,000 (including all investments, earnings, increases and proceeds thereof, the “Cash Collateral”) to be received by the Lender as described in Section 2.01(iii) above.  The Cash Collateral shall be held by the Lender in a non-interest bearing account in the Lender’s name or in such other manner as the Lender shall elect.  The Lender shall have no obligation to invest the

Cash Collateral.  The Borrowers shall not have any control whatsoever over the Cash Collateral.  Beyond the exercise of reasonable care to assure the safe custody of the Cash Collateral in the physical possession of the Lender, the Lender shall not have any duty or liability to protect or preserve the Cash Collateral, and shall be relieved of all responsibility for the Cash Collateral upon surrendering it to the Borrowers.  The Lender may apply the Cash Collateral to any amounts payable by the Borrowers from time to time with respect to the Obligations.

Section 3.03.                             Availability.  Notwithstanding anything to the contrary contained in this Consent or the Credit Agreement, the IC Letter of Credit will not be included in the calculation of Availability.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.01.                             Conditions Precedent.  This Consent shall not be binding upon the Lender until each of the following conditions precedent have been satisfied in form and substance satisfactory to the Lender:

(i)                                     The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

(ii)                                  The Borrowers shall have delivered to the Lender an executed original copy of this Consent;

(iii)                               The Borrowers shall have delivered to the Lender executed original copies of each of the Consents and Reaffirmations attached to this Consent;

(iv)                              The Borrowers shall have paid to the Lender all fees, costs, and expenses owed to and/or incurred by the Lender in connection with this Consent;

(v)                                 Except for the Existing Default, no Default or Event of Default shall have occurred and be continuing; and

(vi)                              All proceedings taken in connection with the transactions contemplated by this Consent and all documentation and other legal matters incident thereto shall be satisfactory to the Lender in its sole and absolute discretion.

ARTICLE V

MISCELLANEOUS

Section 5.01.                             Acknowledgment.  Each Borrower hereby represents and warrants that the execution and delivery of this Consent and compliance by such Borrower with all of the provisions of this Consent:  (a) are within its powers and purposes; (b) have been duly authorized or approved by such Borrower; and (c) when executed and delivered by or on behalf of such Borrower, will constitute valid and binding obligations of such Borrower, enforceable in accordance with their terms.  Each Borrower reaffirms its obligation to pay all amounts due the Lender under the Loan Documents in accordance with the terms thereof, as modified hereby.

Section 5.02.                             Loan Documents Unmodified.  Except as otherwise specifically modified by this Consent, all terms and provisions of the Credit Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Consent shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.  Any lien and/or security interest granted to the Lender in the Collateral set forth in the Credit Agreement or any other Loan Document is and shall remain unchanged and in full force and effect and the Credit Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations thereunder, as modified hereby, and the Borrowers’ obligations hereunder.

Section 5.03.                             Parties, Successors and Assigns.  This Consent shall be binding upon and shall inure to the benefit of each of the Borrowers, the Lender, and their respective successors and assigns.

Section 5.04.                             Counterparts.  This Consent may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which, when taken together shall constitute one and the same instrument.  A facsimile signature shall be deemed effective as an original.

Section 5.05.                             Headings.  The headings, captions and arrangements used in this Consent are for convenience only and shall not affect the interpretation of this Consent.

Section 5.06.                             Expenses of the Lender.  The Borrowers agree to pay on demand (a) all reasonable costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Consent and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel, and (b) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, this Consent and/or other Loan Documents, including, without limitation, the reasonable costs and fees of the Lender’s legal counsel and the allocated cost of staff counsel.

Section 5.07.                             Total Agreement.  This Consent, the Credit Agreement, and all other Loan Documents shall constitute the entire agreement between the parties relating to the subject matter hereof, and shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

Section 5.08.                             WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH BORROWER AND THE LENDER IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS

CONSENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY LENDER-RELATED PERSON OR PARTICIPANT, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  WITHOUT LIMITING THE APPLICABILITY OF ANY OTHER PROVISION OF THE CREDIT AGREEMENT, THE TERMS OF SECTION 12.3 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS CONSENT.

Section 5.09.                             RELEASE.  THE BORROWERS EACH HEREBY REPRESENT AND WARRANT THAT AS OF THE DATE OF THIS CONSENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THE BORROWERS’ OBLIGATIONS UNDER THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING THIS CONSENT.  THE BORROWERS WAIVE AND RELEASE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS CONSENT.

THE BORROWERS INTEND THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

THE BORROWERS ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREE THAT THIS CONSENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the day and year first above written.

“BORROWERS”:

MEADE INSTRUMENTS CORP.

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

SIMMONS OUTDOOR CORPORATION

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

CORONADO INSTRUMENTS, INC.

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

“LENDER”:

BANK OF AMERICA, N.A.

By:	/s/Robert M. Dalton
Name:	Robert M. Dalton
Title:	Vice President

Signature Page

CONSENTS AND REAFFIRMATIONS

Each of MEADE INSTRUMENTS EUROPE CORP., a California corporation, and MEADE INSTRUMENTS HOLDINGS CORP., a California corporation, hereby acknowledges the execution of, and consents to, the terms and conditions of that certain Limited Consent Agreement dated as of January 27, 2009, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (the “Creditor”), and reaffirms its obligations under (a) that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001, made by the undersigned in favor of the Creditor, and (b) that certain Security Agreement (the “Security Agreement”) dated as of September, 2001, by and between the undersigned and the Creditor.  Each of the undersigned acknowledges and agrees that each of the Guaranty and the Security Agreement remain in full force and effect and are hereby ratified and confirmed.

Dated as of January 27, 2009.

MEADE INSTRUMENTS EUROPE CORP.,

a California corporation

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

MEADE INSTRUMENTS HOLDINGS CORP.,

a California corporation

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

CONSENTS AND REAFFIRMATIONS

Each of MTSC HOLDINGS, INC., a California corporation (“MTSC”), MC HOLDINGS, INC., a California corporation (“MC HOLDINGS”), and MEADE CORONADO HOLDINGS CORP., a California corporation (“MCHC”), hereby acknowledges the execution of, and consents to, the terms and conditions of that certain Limited Consent Agreement dated as of January 27, 2009, among MEADE INSTRUMENTS CORP., SIMMONS OUTDOOR CORP., CORONADO INSTRUMENTS, INC. and BANK OF AMERICA, N.A. (“Creditor”), and reaffirms its obligations under that certain Continuing Guaranty (the “Guaranty”) dated as of September 24, 2001 executed in favor of the Creditor and joined by each of the undersigned pursuant to an Instrument of Joinder, dated as of (i) October 25, 2002 with respect to MTSC and MC HOLDINGS, and (ii) December 1, 2004 with respect to MCHC (respectively, the “Instrument”).  Each of the undersigned acknowledges and agrees that each of the Guaranty and Instrument remain in full force and effect and are hereby ratified and confirmed.

Dated as of January 27, 2009.

MTSC HOLDINGS, INC.,

a California corporation,

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

MC HOLDINGS, INC.,

a California corporation

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer

MEADE CORONADO HOLDINGS CORP.,

a California corporation

By:	/s/Paul E. Ross
Name:	Paul E. Ross
Title:	Senior Vice President – Finance & Chief Financial Officer